SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        July 19, 2004
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                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Connecticut                   0-49784                 06-1609692
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


215 Church Street, New Haven, CT                               06510
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code       (203) 782-1100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Attached as Exhibit 99.1 is a press release issued by Southern Connecticut Bancorp, Inc. ("Bancorp") announcing the Results of Operations for the second quarter of 2004.


Item 12. Results of Operations and Financial Condition.

         The press release issued by Bancorp on July 19, 2004 announcing Bancorp's reported second quarter 2004 Results of Operations is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Bancorp, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           SOUTHERN CONNECTICUT BANCORP, INC.




                                             By: /s/ Michael M. Ciaburri
                                             ---------------------------
                                             Name: Michael M. Ciaburri
                                             Title: Director, President
                                             & Chief Operating Officer



Date:  July 19, 2004